UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-09781

PFS FUNDS

(Exact name of registrant as specified in charter)

1939 Friendship Drive Suite C El Cajon, CA (Address of principal executive offices)	92020 (Zip code)

CT Corporation System

155 Federal St., Suite 700,

Boston, MA 02110

 (Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: November 30

Date of reporting period: August 31, 2017

Item 1. Schedules of Investments.

Christopher Weil & Company Core Investment Fund

		Schedule of Investments
		August 31, 2017 (Unaudited)

Shares			Fair Value	% of Net Assets

COMMON STOCKS

COMMUNICATIONS

Services - Computer Programming, Data Processing, Etc.
11,470	Facebook, Inc. Class A *		$ 1,972,496
830	Alphabet Inc. Class A *		792,849
618	Alphabet Inc. Class C *		580,506
			3,345,851

Total for Communications			3,345,851	9.25%

CONSUMER DISCRETIONARY

Cable & Other Pay Television Services
16,710	The Walt Disney Co.		1,691,052

General Building Contractors - Residential Buildings
6,800	Lennar Corporation		351,968

Retail - Apparel & Accessory Stores
41,200	Hanesbrands Inc.		999,512

Retail - Variety Stores
9,420	Five Below, Inc. *		448,109

Total for Consumer Discretionary			3,490,641	9.65%

CONSUMER STAPLES

Food and Kindred Products
28,000	The Hain Celestial Group, Inc. *		1,126,160

Total for Consumer Staples			1,126,160	3.11%

FINANCIALS

Banks
10,100	First Republic Bank		980,205

Investment Advice
7,375	Affiliated Managers Group, Inc.		1,303,089

National Commercial Banks
12,000	Pinnacle Financial Partners, Inc.		746,400

Total for Financials			3,029,694	8.38%

HEALTH CARE

Biological Products, (No Diagnostic Substances)
4,000	Amgen Inc.		711,080

Laboratory Analytical Instruments
8,000	Illumina, Inc. *		1,635,680

Pharmaceutical Preparations
6,150	Allergan plc (Ireland)		1,411,302
2,500	Jazz Pharmaceuticals plc * (Ireland)		373,400
			1,784,702

Total for Health Care			4,131,462	11.42%

INDUSTRIALS

Air Transportation, Scheduled
21,100	Alaska Air Group, Inc.		1,575,326

Services - Computer Processing & Data Preparation
20,200	Verisk Analytics, Inc. Class A *		1,637,210

Total for Industrials			3,212,536	8.88%

INFORMATION TECHNOLOGY

Calculating & Accounting Machines (No Electronic Computers)
9,400	Diebold Nixdorf, Incorporated		192,230

Computer Communications Equipment
11,000	Cisco Systems, Inc.		354,310

Computer Peripheral Equipment, NEC
37,300	Fortinet, Inc. *		1,424,860

Electronic Computers
20,116	Apple Inc.		3,299,024

Semiconductors & Related Devices
3,250	NXP Semiconductors N.V. * (Netherlands)		367,120
35,800	SolarEdge Technologies, Inc. *		957,650
25,000	SunPower Corporation *		221,000
			1,545,770

Services - Advertising Agencies
50,000	Groupon, Inc. *		222,000

Services - Business Services, NEC
2,700	MAXIMUS, Inc.		164,106

Services - Computer Programming, Data Processing, Etc.
11,400	The Trade Desk, Inc. *		603,858
8,900	Tripadvisor, Inc. *		380,297
			984,155

Services - Computer Programming Services
22,500	Amdocs Limited (Island of Guernsey)		1,457,775

Services - Prepackaged Software
10,400	Intuit Inc.		1,471,080

Total for Information Technology			11,115,310	30.73%

MATERIALS

Chemicals & Allied Products
20,000	FMC Corporation		1,724,400

Paints, Varnishes, Lacquers, Enamels & Allied Products
9,480	PPG Industries, Inc.		988,954

Total for Materials			2,713,354	7.50%

Total for Common Stocks (Cost $23,398,920)			$ 32,165,008	88.92%

CALL & PUT OPTIONS		Shares Subject
Expiration Date/Exercise Price		to Call/Put

Groupon, Inc. *
January 19, 2018 Calls @ 5.00		50,000	16,500
POWERSHARES QQQ TRUST
October 20, 2017 Calls @ 140.00		16,000	20,480
SPDR® S&P 500® ETF
October 20, 2017 Puts @ 242.00		12,400	26,784
Total (Premiums Paid - $79,779)			63,764	0.18%

MONEY MARKET FUNDS
4,020,502	Invesco Short-Term Investments Trust Treasury Portfolio
	Institutional Class 0.90%**		4,020,502	11.11%
(Cost $4,020,502)

Total Investment Securities			36,249,274	100.21%
	(Cost $27,499,201)

Liabilities in Excess of Other Assets			(75,895)	-0.21%

Net Assets			$ 36,173,379	100.00%

* Non-Income Producing Securities.
** The Yield Rate shown represents the 7-day yield at August 31, 2017.

Christopher Weil & Company Core Investment Fund

Schedule of Written Options
August 31, 2017 (Unaudited)

Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call

FMC Corporation
October 20, 2017 Calls @ 85.00	20,000	$ 65,600
.
Total (Premiums Received $50,751)		$ 65,600

See accompanying notes to Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS

CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND

August 31, 2017

(Unaudited)

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at August 31, 2017 was $27,499,201 and the premiums received from written options totaled $50,751. At August 31, 2017, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments was as follows:

     Appreciation                 (Depreciation)               Net Appreciation (Depreciation)

      $9,025,505                    ($290,281)                                   $8,735,224

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each Fund is calculated by taking the total value of each Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTIONS: The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a fund’s potential loss to the amount of the premium paid and can afford a fund the opportunity to profit from favorable movements in the price of the underlying security to a greater extent than if the transaction were effected directly. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a fund has realized a gain or a loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. A fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. For additional information on options transactions, see Note 4.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, net realized capital gains. Core Investment intends to pay income distributions, if any, on an annual basis.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Funds identify their major tax jurisdictions as U.S. Federal tax authorities; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the period ended August 31, 2017, the Fund did not incur any interest and penalties.

USE OF ESTIMATES: The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Fund.

EXPENSES: Expenses incurred by the PFS Funds (the “Trust”) that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OFFSETTING ASSETS & LIABILITIES: The Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial positions. During the three-month period ended August 31, 2017, the Fund was not subject to any master netting arrangements. See Note 4.

OTHER: The Fund records security transactions based on a trade date for financial statement purposes. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund have the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds.  Money market funds are valued at net asset value and are classified as level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, a purchased option position is valued at its last bid price except when, in the Advisor’s opinion, the last bid price does not accurately reflect the current value of the option position. Lacking a last sale price, a written option position is valued at its last ask price except when, in the Advisor’s opinion, the last ask price does not accurately reflect the current value of the option position. When such bid or ask prices are used for valuation or when the security is not actively traded, those securities are generally categorized in level 2 or level 3 of the fair value hierarchy.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of August 31, 2017:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$32,165,008	$0	$0	$32,165,008
Call & Put Options	0	63,764	0	63,764
Money Market Funds	4,020,502	0	0	4,020,502
Total	$36,185,510	$63,764	$0	$36,249,274

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$0	$65,600	$0	$65,600
Total	$0	$65,600	$0	$65,600

Refer to the Fund’s Schedule of Investments for a listing of securities by industry.  The Fund did not hold any Level 3 assets during the three month period ended August 31, 2017. There were no transfers into or out the levels during the three month period ended August 31, 2017. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

4. DERIVATIVES

At August 31, 2017, portfolio securities valued at $1,724,400 were held by the Fund as collateral for options written by the Fund. The following information summarizes the Fund’s use of derivatives:

Transactions in purchased options during the three-month period ended August 31, 2017 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at May 31, 2017	0	$0
Options purchased	5,407	219,546
Options exercised	0	0
Options expired	(4,218)	(115,045)
Options terminated	(405)	(24,722)
Options outstanding at August 31, 2017	784	$79,779

Transactions in written call options during the three-month period ended August 31, 2017 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at May 31, 2017	0	$0
Options written	480	89,352
Options exercised	0	0
Options expired	0	0
Options terminated	(280)	(38,601)
Options outstanding at August 31, 2017	200	$50,751

The locations on the Statement of Assets and Liabilities of the Fund's derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

                                      Asset

  Liability

                                               Derivatives

                        Derivatives

     Option purchased

   Written Options at

Included In Investments in           $63,764

        Fair Value

  $65,600

   Securities at Fair Value

Realized and unrealized gains and losses on derivatives contracts entered into during the three-month period ended August 31, 2017 by the Fund are recorded in the following locations in the Statement of Operations:

Purchased Options:

                                                               Realized                                                           Unrealized

                                   Location             Gain/(Loss)                     Location

                                      Gain/(Loss)

Equity contracts       Realized Gain/                                    Change In Unrealized

                            (Loss) on Options       ($73,884)          Appreciation/(Depreciation)            ($16,015)

                                    Purchased                                     on Options Purchased

Written Options:

                                                                Realized                                                          Unrealized

                                    Location            Gain/(Loss)                   Location

                                      Gain/(Loss)

Equity contracts       Realized Gain/                                 Change In Unrealized

                            (Loss) on Options        $31,556        Appreciation/(Depreciation)               ($14,849)

                                    Written                                           on Options Written

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expires. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

The table below shows offsetting assets and liabilities relating to options written shown on the statement of Assets and Liabilities as of August 31, 2017.

Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount

Written
Options	$65,600	$0	$65,600	$0	$65,600	$0

Item 2. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS FUNDS

By: /s/Ross C. Provence

      Ross C. Provence

      President

Date:              10-6-17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence

      Ross C. Provence

      President

Date:              10-6-17

By: /s/Jeffrey R. Provence

       Jeffrey R. Provence

      Chief Financial Officer

Date:              10/6/17